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                                                                  EXHIBIT 10.110

[LOGO OF FIRST INTERSTATE APPEARS HERE]

FIRST INTERSTATE BANK
OF TEXAS, N.A.
P.O. Box 3326
Houston, TX 77253-3326
713 224-6611


              AMENDMENT TO LOAN AGREEMENT DATED JANUARY 30, 1995

This amendment to the loan agreement dated January 30, 1995 is made and executed on the following terms and conditions to include:

a) Borrowing base on the new facility in the amount of $600,000.00 will be calculated monthly by adding the two following calculations.

    Total Collectible A/R less than 120 days, less Attorney Receivables* Less Allowance for Doubtful Accounts (10%)
    Equals Collectible Accounts
    Less Advance Factor (80%)
    Equals Borrowing Base-Total Collectible A/R less Attorney Receivables


    Attorney Receivables less than 180 days
    Less Allowance for Doubtful Accounts (25%)
    Equals Collectible Accounts
    Less Advance Factor (70%)
    Equals Borrowing Base-Total Collectible Attorney Receivables

*Medicare/Medicaid receivables are excluded from the calculation.
**Receivables are existing receivables of Northshore Orthopedic Assoc. and all future receivables of Physical LLP's which are a result of the services rendered by Northshore Orthopedic Assoc.

b) In the event that borrowing base calculation is not sufficient to cover the outstanding loan balance the shortfall will be paid by the company on a monthly basis.

AGREEMENT FOR BINDING ARBITRATION. THE PARTIES AGREE TO BE BOUND BY THE TERMS AND PROVISIONS OF THE CURRENT ARBITRATION PROGRAM OF FIRST INTERSTATE BANK OF TEXAS, N.A. WHICH IS INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY THE PARTIES, PURSUANT TO WHICH ANY AND ALL DISPUTES SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY.


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BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AMENDMENT TO THE
LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MAY 15, 1995.


DRCA MEDICAL CORPORATION


/s/ JOSE E. KAUACHI
-------------------
BY: Jose E. Kauachi


Northshore Orthopedic Assoc.


/s/ WILLIAM F. DONOVAN, M.D.
----------------------------
BY: William F. Donovan, M.D.
                                PhysiCare, LLP
                                Occupational Medicine Associates of
                                Houston, P.A.,
PhysiCare L.L.P.                an Authorized Partner


/s/ WILLIAM F. DONOVAN, M.D.    By: /s/ WILLIAM F. DONOVAN, M.D.
----------------------------        ----------------------------
BY:                             Name:   William F. Donovan, M.D.
   -------------------------    Title:  President



First Interstate Bank of Texas, N.A.



/s/ FREDDY HURST
----------------------------

BY:
   -------------------------